Exhibit 99.1

Rowan Reports Second Quarter 2018 Results

HOUSTON, Aug. 1, 2018 /PRNewswire/ -- For the quarter ended June 30, 2018, Rowan Companies plc ("Rowan" or the "Company") (NYSE: RDC) reported a net loss of $76.7 million, or $0.60 net loss per diluted share, compared to a net loss of $28.7 million, or $0.23 net loss per diluted share, in the second quarter of 2017.

Tom Burke, President and Chief Executive Officer, commented, "While overall market conditions for offshore drilling remain challenging, demand for rigs has improved year to date. Since the beginning of the second quarter 2018, Rowan has been awarded contracts for both drillships and jack-up rigs. Our recent drillship awards speak to our deepwater capabilities and asset quality. We also commenced operations on key work programs in the North Sea and Trinidad with our ultra-harsh environment jack-up rigs, where we believe we are well-positioned. Our confidence level in adding further backlog during the second half of 2018 for both our drillships and jack-ups continues to grow, based on tendering activity and improving market fundamentals. In the Middle East, our joint venture, ARO Drilling, continues to demonstrate the significant benefits of our partnership with Saudi Aramco, securing eleven new three year drilling contracts, of which two are for Rowan rigs to be sold to the joint venture later this year. Of the remaining nine, which we expect to lease to the joint venture, four are for rigs that were idle and not previously operating in Saudi Arabia and the remaining five are for rigs that are currently operating in Saudi Arabia and start their new contracts when their existing contracts conclude."

Rowan will conduct its earnings conference call on Wednesday, August 1, 2018, at 10:00 a.m. Central Time. Interested parties are invited to listen to the call by telephone or over the Internet. Individuals who wish to participate on the conference call by telephone may dial (833) 241-4252, or internationally (647) 689-4203. The conference ID is 5579017. You should dial-in approximately five to 10 minutes prior to the scheduled start time. Alternatively, to access the online simulcast and rebroadcast of the conference call, please visit Rowan's website at www.rowan.com. You should connect to our website at least 15 minutes prior to the conference call to register, download and install any necessary software.

Rowan is a global provider of offshore contract drilling services to the oil and gas industry with a fleet of 27 mobile offshore drilling units, comprised of 23 self-elevating jack-up rigs and four ultra-deepwater drillships. The Company's fleet operates worldwide, including the United States Gulf of Mexico, the United Kingdom and Norwegian sectors of the North Sea, the Middle East, and Trinidad. Additionally, the Company is a 50/50 partner in a joint venture with Saudi Aramco, named ARO Drilling, that owns a fleet of five self-elevating jack-up rigs that are contracted in the Arabian Gulf. Rowan's Class A Ordinary Shares are traded on the New York Stock Exchange under the symbol "RDC." For more information on the Company, please visit www.rowan.com.

Statements herein that are not historical facts are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected business, financial and operating performance and prospects of the Company. These forward-looking statements are based on our current expectations and are subject to numerous risks, assumptions, trends and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements. Among the factors that could cause actual results to differ materially include oil and natural gas prices and the impact of the economic climate; changes in the offshore drilling market, including fluctuations in supply and demand; variable levels of drilling activity and expenditures in the energy industry; changes in day rates; ability to secure future drilling contracts; cancellation, early termination or renegotiation by our customers of drilling contracts; customer credit and risk of customer bankruptcy; risks associated with fixed cost drilling operations; unplanned downtime; risks related to our joint venture with Saudi Aramco, including the timing and amount of future distributions from the joint venture or contributions to the joint venture; cost overruns or delays in transportation of drilling units; cost overruns or delays in maintenance, repairs, or other rig projects; operating hazards and equipment failure; risks of collision and damage; casualty losses and limitations on insurance coverage; weather conditions in the Company's operating areas; increasing costs of compliance with regulations; changes in tax laws and interpretations by taxing authorities; hostilities, terrorism, and piracy; impairments; cyber incidents; the outcomes of disputes, including tax disputes and legal proceedings; and other risks disclosed in the Company's filings with the U.S. Securities and Exchange Commission. Each forward-looking statement speaks only as of the date hereof, and the Company expressly disclaims any obligation to update or revise any forward-looking statements, except as required by law.

Non-GAAP Measures
We report our financial results in accordance with generally accepted accounting principles ("GAAP") in the United States. However, in our earnings release and during our earnings calls we may reference company information that does not conform to GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Management believes that an analysis of this data is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. However, these measures should not be viewed as an alternative to or substitute for GAAP measures of performance, and these non-GAAP measures may not be consistent with previously published Company reports on Forms 10-K, 10-Q and 8-K. Non-GAAP measures we may reference have been reconciled to the nearest GAAP measure in the tables entitled Reconciliation of GAAP to Non-GAAP Financial Measures below.

ROWAN COMPANIES PLC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In millions, except per share amounts)
(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2018	2017	2018	2017
REVENUE	$241.3	$320.2	$452.5	$694.5

COSTS AND EXPENSES:
Direct operating costs (excluding items below)	176.3	168.8	333.7	340.1
Depreciation and amortization	97.4	101.5	195.3	200.6
Selling, general and administrative	25.2	22.2	50.8	46.4
Loss on disposals of property and equipment	2.2	3.1	3.5	6.5
Total costs and expenses	301.1	295.6	583.3	593.6

Equity in earnings of unconsolidated subsidiary	1.6	—	0.3	—

INCOME (LOSS) FROM OPERATIONS	(58.2)	24.6	(130.5)	100.9

OTHER INCOME (EXPENSE):
Interest expense	(38.9)	(38.9)	(77.4)	(78.5)
Interest income	7.7	3.2	14.6	5.2
Gain on extinguishment of debt	—	2.4	—	2.2
Other - net	8.8	1.4	6.6	2.9
Total other (expense) - net	(22.4)	(31.9)	(56.2)	(68.2)

INCOME (LOSS) BEFORE INCOME TAXES	(80.6)	(7.3)	(186.7)	32.7
Provision (benefit) for income taxes	(3.9)	21.4	2.3	51.1

NET LOSS	$(76.7)	$(28.7)	$(189.0)	$(18.4)

NET LOSS PER SHARE - DILUTED	$(0.60)	$(0.23)	$(1.49)	$(0.15)

WEIGHTED AVERAGE SHARES - BASIC AND DILUTED	127.0	126.3	$126.8	$126.0

ROWAN COMPANIES PLC
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)
(Unaudited)

	June 30, 2018	December 31, 2017
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$1,132.7	$1,332.1
Receivables - trade and other	238.1	212.8
Prepaid expenses and other current assets	15.1	15.5
Total current assets	1,385.9	1,560.4
Property and equipment - net	6,498.0	6,552.7
Long-term note receivable from unconsolidated subsidiary	269.6	270.2
Investment in unconsolidated subsidiary	31.2	30.9
Other assets	46.2	44.1
	$8,230.9	$8,458.3

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable - trade	$89.5	$97.2
Deferred revenue	6.8	1.1
Accrued liabilities	131.3	159.1
Total current liabilities	227.6	257.4

Long-term debt	2,510.6	2,510.3
Other liabilities	251.9	293.6
Deferred income taxes - net	11.1	10.9
Shareholders' equity	5,229.7	5,386.1
	$8,230.9	$8,458.3

ROWAN COMPANIES PLC
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

	Six months ended June 30,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(189.0)	$(18.4)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	195.3	200.6
Equity in earnings of unconsolidated subsidiary	(0.3)	—
Deferred income taxes	(4.4)	36.4
Provision for pension and other postretirement benefits	(4.6)	5.1
Share-based compensation expense	11.0	12.2
Loss on disposals of property and equipment	3.5	6.5
Other	6.5	1.4
Net changes in current assets and liabilities	(46.9)	(26.5)
Other postretirement benefit claims paid	(1.0)	(1.8)
Contributions to pension plans	(11.2)	(12.0)
Deferred revenue	5.4	(39.9)
Net changes in other noncurrent assets and liabilities	(10.2)	(25.1)
Net cash provided by (used in) operating activities	(45.9)	138.5

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(76.9)	(57.3)
Purchase of rigs	(70.8)	—
Investment in unconsolidated subsidiary	—	(25.0)
Repayments of note receivable from unconsolidated subsidiary	1.7	—
Proceeds from disposals of property and equipment	2.0	1.3
Net cash used in investing activities	(144.0)	(81.0)

CASH FLOWS FROM FINANCING ACTIVITIES:
Reductions of long-term debt	—	(163.4)
Debt issue costs	(6.0)	—
Shares repurchased for tax withholdings on vesting of restricted share units	(3.5)	(4.4)
Net cash used in financing activities	(9.5)	(167.8)

DECREASE IN CASH AND CASH EQUIVALENTS	(199.4)	(110.3)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	1,332.1	1,255.5
CASH AND CASH EQUIVALENTS, END OF PERIOD	$1,132.7	$1,145.2

ROWAN COMPANIES PLC
SUPPLEMENTAL OPERATING SEGMENT INFORMATION
(In millions)
(Unaudited)

	Three months ended June 30,
	Deepwater	Jack-ups	ARO	Unallocated and other	Reportable segments total	Eliminations and adjustments	Consolidated
2018
Revenue	$65.8	$166.6	$70.8	$8.9	$312.1	$(70.8)	$241.3
Operating expenses:
Direct operating costs (excluding items below)	40.8	135.5	35.9	—	212.2	(35.9)	176.3
Depreciation and amortization	27.0	69.9	16.8	0.5	114.2	(16.8)	97.4
Selling, general and administrative	—	—	6.8	25.2	32.0	(6.8)	25.2
Other operating items - expense	—	2.2	0.9	—	3.1	(0.9)	2.2
Equity in earnings of unconsolidated subsidiary	—	—	—	—	—	1.6	1.6
Income (loss) from operations	$(2.0)	$(41.0)	$10.4	$(16.8)	$(49.4)	$(8.8)	$(58.2)

2017 (1)
Revenue	$122.7	$197.5	$—	$—	$320.2	$—	$320.2
Operating expenses:
Direct operating costs (excluding items below)	39.0	129.8	—	—	168.8	—	168.8
Depreciation and amortization	28.4	72.4	—	0.7	101.5	—	101.5
Selling, general and administrative	—	—	—	22.2	22.2	—	22.2
Other operating items - (income) expense	—	3.2	—	(0.1)	3.1	—	3.1
Income (loss) from operations	$55.3	$(7.9)	$—	$(22.8)	$24.6	$—	$24.6

(1) ARO commenced operations October 17, 2017.

ROWAN COMPANIES PLC
SUPPLEMENTAL OPERATING SEGMENT INFORMATION
(In millions)
(Unaudited)

	Six months ended June 30,
	Deepwater	Jack-ups	ARO	Unallocated and other	Reportable segments total	Eliminations and adjustments	Consolidated
2018
Revenue	$117.9	$316.7	$129.1	$17.9	$581.6	$(129.1)	$452.5
Operating expenses:
Direct operating costs (excluding items below)	69.8	263.9	69.3	—	403.0	(69.3)	333.7
Depreciation and amortization	53.9	140.2	33.4	1.2	228.7	(33.4)	195.3
Selling, general and administrative	—	—	13.2	50.8	64.0	(13.2)	50.8
Other operating items - expense	—	3.5	1.0	—	4.5	(1.0)	3.5
Equity in earnings of unconsolidated subsidiary	—	—	—	—	—	0.3	0.3
Income (loss) from operations	$(5.8)	$(90.9)	$12.2	$(34.1)	$(118.6)	$(11.9)	$(130.5)

2017 (1)
Revenue	$283.4	$411.1	$—	$—	$694.5	$—	$694.5
Operating expenses:
Direct operating costs (excluding items below)	83.9	256.2	—	—	340.1	—	340.1
Depreciation and amortization	56.7	142.5	—	1.4	200.6	—	200.6
Selling, general and administrative	—	—	—	46.4	46.4	—	46.4
Other operating items - (income) expense	—	6.6	—	(0.1)	6.5	—	6.5
Income (loss) from operations	$142.8	$5.8	$—	$(47.7)	$100.9	$—	$100.9

(1) ARO commenced operations October 17, 2017.

ROWAN COMPANIES PLC
SUPPLEMENTAL OPERATING INFORMATION
(Unaudited)

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2018	2018	2017	2018	2017
RIG DAYS (1)
Deepwater:
Revenue-producing	70	90	204	160	474
Available	364	360	364	724	724

Jack-ups:
Revenue-producing (2)	1,173	949	1,503	2,122	3,050
Available (2)	1,729	1,710	2,093	3,439	4,164

Total:
Revenue-producing (2)	1,243	1,039	1,707	2,282	3,524
Available (2)	2,093	2,070	2,457	4,163	4,888

UTILIZATION (1)
Deepwater	19%	25%	56%	22%	65%
Jack-ups (2)	68%	56%	72%	62%	73%
Total (2)	59%	50%	69%	55%	72%

AVERAGE DAY RATES (3) (in thousands)
Deepwater (4)	$929.0	$574.6	$599.6	$729.6	$595.3
Jack-ups (2)	$131.4	$138.9	$129.9	$134.8	$132.8
Total (2) (4)	$176.3	$176.7	$186.0	$176.5	$195.0

REBILLABLES (5) (in millions)
Deepwater	$0.8	$0.4	$0.5	$1.2	$1.3
Jack-ups (2) (6)	11.6	16.8	2.1	28.4	5.5
Total (2) (6)	$12.4	$17.2	$2.6	$29.6	$6.8

(1)	Available rig days and utilization exclude cold-stacked days.
(2)	All revenue and performance metrics exclude the results from rigs owned by ARO beginning on October 17, 2017, the date the rigs were sold to ARO.
(3)	Average day rates exclude other revenue, which is revenue received for rebillables, secondment, transition services and other miscellaneous.
(4)

For the three and six months ended June 30, 2018, revenue for this calculation includes $27.8 million related to the Anadarko early contract termination fee to which there are no associated revenue-producing days.

(5)	Rebillable operating costs equally offset with rebillable revenue.
(6)	Includes secondment revenue from ARO.

ROWAN COMPANIES PLC
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In millions, except per share amounts)
(Unaudited)

	Three months ended		Six months ended
	June 30,		June 30,
	2018	2017	2018	2017
ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA):
GAAP NET LOSS	$(76.7)	$(28.7)	$(189.0)	$(18.4)
Depreciation and amortization	97.4	101.5	195.3	200.6
Equity in earnings of unconsolidated subsidiary	(1.6)	—	(0.3)	—
Interest (income) expense and other, net	22.4	34.3	56.2	70.4
Income tax expense (benefit)	(3.9)	21.4	2.3	51.1
Gain on extinguishment of debt	—	(2.4)	—	(2.2)
Loss on disposals of property and equipment	2.2	3.1	3.5	6.5
NON-GAAP ADJUSTED EBITDA	$39.8	$129.2	$68.0	$308.0

ARO DRILLING
SUPPLEMENTAL FINANCIAL INFORMATION
(In millions)
(Unaudited)

	June 30, 2018	December 31, 2017
Current assets	$139.1	$108.6
Non-current assets	447.9	459.7
Total assets	$587.0	$568.3

Current liabilities	$49.8	$29.2
Non-current liabilities	542.6	545.1
Total liabilities	$592.4	$574.3

	Three months ended June 30, 2018	Six months ended June 30, 2018
Revenue	$70.8	129.1
Direct operating costs (excluding items below)	35.9	69.3
Depreciation and amortization	16.8	33.4
Selling, general and administrative	6.8	13.2
Loss on disposals of property and equipment	0.9	1.0
Income from operations	10.4	12.2
Interest expense	(5.6)	(11.2)
Provision for income taxes	1.6	0.4
Net income	$3.2	$0.6

	Three months ended June 30, 2018	Six months ended June 30, 2018
ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA):
GAAP NET INCOME	$3.2	0.6
Depreciation and amortization	16.8	33.4
Loss on disposals of property and equipment	0.9	1.0
Interest expense	5.6	11.2
Provision for income taxes	1.6	0.4
NON-GAAP ADJUSTED EBITDA	$28.1	$46.6

CONTACT: Son Vann, Vice President, Corporate Development, sonvan@rowancompanies.com, +1 713 960 7655